OTHER EXPENSE, NET (Tables)	12 Months Ended
Dec. 31, 2021
Other Income and Expenses [Abstract]
Schedule of other expense, net
Other expense, net for the years 2021, 2020 and 2019 consists of:

(in millions)	2021	2020	2019
Litigation and other matters	$356	$422	$1,401
Acquired in-process research and development costs	8	32	41
Net gain on sales of assets	(2)	(1)	(31)
Acquisition-related contingent consideration	11	48	20
Other, net	—	1	(5)
Other expense, net	$373	$502	$1,426